UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 24, 2025
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Ralliant Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4000 Center at North Hills Street
Suite 430
Raleigh,	NC	27609
(Address of principal executive offices)		(Zip code)
(984) 375-7255
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement
On November 24, 2025 (the “Effective Date”), Ralliant Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Credit Agreement (the “Amendment”), which amends the Credit Agreement, dated as of May 15, 2025, by and among the Company, the lenders party thereto and PNC Bank, National Association, as administrative agent (the “Credit Agreement”). The Amendment, among other things, (i) removes the credit spread adjustment and thereby reduces the Term SOFR interest rate applicable to the Company’s revolving credit facility and term loans by 0.10%, (ii) eliminates the ratings-based pricing grid that previously applied to the Company’s revolving credit facility and term loans upon receipt of a debt rating, and (iii) permanently reduces the outstanding undrawn commitments by the applicable lenders under the Company’s three-year term loan and the eighteen-month term loan to $0, thereby eliminating the 0.125% ticking fee on undrawn term loan commitments. All other material terms of the Credit Agreement remain in full force and effect as originally executed.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
The disclosure under Item 1.01 of the Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1
Amendment No. 1 to Credit Agreement, dated November 24, 2025, by and among Ralliant Corporation, PNC Bank, National Association, as Administrative Agent, L/C Issuer and Swing Line Lender, and the other Lenders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date:	November 25, 2025	By:	/s/ Teo Osben
		Name:	Teo Osben
		Title:	Chief Accounting Officer